THE KP FUNDS

KP International Equity Fund

(the “Fund”)

Supplement dated August 20, 2019

to the Summary Prospectus dated May 1, 2019, as supplemented

(the “Summary Prospectus”)

This supplement provides new and additional information beyond that contained in the Summary Prospectus and should be read in conjunction with the Summary Prospectus.

The Board of Trustees of The KP Funds has approved a new investment sub-advisory agreement between Callan LLC and Lazard Asset Management LLC (“Lazard”), with respect to the Fund. In connection with the approval, Lazard now serves as sub-adviser to the Fund. Additionally, Acadian Asset Management LLC (“Acadian”), an existing sub-adviser of the Fund, now manages an additional mandate for the Fund. Further, the Passive International Small Cap Equity Sub-strategy has been terminated. And further, the performance information for the Fund’s broad-based index has been updated to reflect revised numbers.

Accordingly, effective immediately, the Summary Prospectus is hereby amended and supplemented as follows:

1.	The last sentence of the third paragraph of the Fund’s “Principal Investment Strategies” section on p. 3 is deleted and replaced with the following:

Each of the eight Sub-strategies is described below:

2.	The following is added at the end of the Fund’s “Principal Investment Strategies” section on p. 8:

Active International Small Cap Equity #1: Acadian Asset Management LLC (“Acadian”) manages the portion of the Fund’s assets allocated to the Active International Small Cap Equity #1 Sub-strategy. The primary objective for the Sub-strategy is to out-perform the MSCI EAFE Small-Cap Index over a full market cycle. No assurances can be given that this objective will be achieved. The MSCI EAFE Small-Cap Index is an equity index which captures small cap representation across Developed Markets countries around the world, excluding the U.S. and Canada. With over 2000 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country. It is designed to be a broad measure of international developed small capitalization equity performance, excluding the U.S. and Canada.

Under normal circumstances, Acadian will seek to invest the Sub-strategy’s assets primarily in small capitalization stocks of foreign companies and depositary receipts. Acadian intends to invest primarily in the securities of foreign companies located in international developed markets, which Acadian considers to be companies that: have their principal securities trading market in an international developed country; alone or on a consolidated basis derive 50% or more of annual revenue from goods produced, sales made or services performed in international developed countries; or are organized under the laws of, and have a principal office in, an international developed country. Acadian considers an “international developed country” to be any country in the MSCI EAFE Small-Cap Index plus Canada.

In selecting investments for the Sub-strategy, Acadian pursues an active, disciplined investment approach that forecasts returns for markets and securities using a range of quantitative factors related to valuation, earnings, quality, price patterns, economic data and risk. Buy and sell decisions are made objectively and driven by changes in expected returns on investments. In making buy and sell decisions, Acadian analyzes the risk and expected return characteristics of the portfolio’s current holdings as compared to the entire investment universe. Pursuant to its investment strategies, Acadian may buy and sell securities frequently.

Given Acadian’s objective, systematic investment process, less attractive securities are discarded from the portfolio while more attractive securities are added, provided that the cost of the purchase and sale of such securities do not exceed the expected value added to the portfolio of such investment decisions.

Active International Small Cap Equity #2: Lazard Asset Management LLC (“Lazard”) manages the portion of the Fund’s assets allocated to the Active International Small Cap Equity #2 Sub-strategy. The primary objective for the Sub-strategy is to out-perform the MSCI EAFE Small-Cap Index over a full market cycle. No assurances can be given that this objective will be achieved. The MSCI EAFE Small-Cap Index is an equity index which captures small cap representation across Developed Markets countries around the world, excluding the U.S. and Canada. With over 2000 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country. It is designed to be a broad measure of international developed small capitalization equity performance, excluding the U.S. and Canada.

Under normal circumstances, Lazard will seek to invest the Sub-strategy’s assets in a broad investment universe of local non-US stocks and depositary receipts, including American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts, real estate investment trusts, warrants and rights.

In selecting investments for the Sub-strategy, Lazard employs a core, bottom-up approach while avoiding unwanted top-down or macro exposures. Stocks are selected using an active, quantitatively based investment process that evaluates each company on a daily basis relative to global peers. Each company in the investable universe is measured daily in terms of its growth potential, valuation, market sentiment and financial quality. Portfolio risks are managed independently by maintaining exposures that are similar to the benchmark including region, industry, country, and beta.

3.	The following replaces the “Acadian Asset Management LLC” sub-section under the “Investment Sub-Advisers and Portfolio Managers” section on p. 13.

Acadian Asset Management LLC

Brendan Bradley, Ph.D., Executive Vice President and Chief Investment Officer, has managed the portion of the Fund’s assets allocated to Acadian since the Fund’s inception in 2014.

Harry Gakidis, Ph.D., Senior Vice President and Lead Portfolio Manager, Core has managed the portion of the Fund’s assets allocated to Acadian since 2014.

Asha Mehta, CFA, Senior Vice President and Lead Portfolio Manager, has managed the portion of the Fund’s assets allocated to Acadian since the Fund’s inception in 2014.

Ryan D. Taliaferro, Ph.D., Senior Vice President and Director, Equity Strategies, has managed the portion of the Fund’s assets allocated to Acadian since 2017.

4.	The following is added in the appropriate alphabetical order of the Fund’s “Investment Sub-Advisers and Portfolio Managers” section on p. 13-15:

Lazard Asset Management LLC:

Paul Moghtader, CFA, a Managing Director and Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Lazard since 2019.

Taras Ivanenko, PhD, CFA, a Portfolio Manager/Analyst-, has managed the portion of the Fund’s assets allocated to Lazard since 2019.

Ciprian Marin, a Director of Quantitative Research and Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Lazard since 2019.

Craig Scholl, CFA, a Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Lazard since 2019.

Susanne Willumsen, CFA, a Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Lazard since 2019.

Alex Lai, CFA, a Director and Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Lazard since 2019.

Jason Williams, CFA, a Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Lazard since 2019.

5.	All references to the Passive International Small Cap Equity Sub-strategy are deleted.

6.	In the “Performance Information” section, the following replaces the information for the MSCI ACWI Ex-US IMI Index in the Average Annual Total Returns table on p. 12-13:

MSCI ACWI Ex-US IMI Index (reflects no deduction for fees, expenses, or taxes)	-14.76%	0.87%

Please retain this supplement for future reference.

KPF-SK-043-0100